                                                             Exhibit 99.77Q3

Invesco Floating Rate Fund                                     SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/28/2015
File number :       811-09913
Series No.:         6

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                  $ 21,160
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class C                  $ 13,061
                               Class R                  $    241
                               Class Y                  $ 18,596
                               Class R5                 $    127
                               Class R6                 $  2,395

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                  $ 0.1790
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class C                  $ 0.1590
                               Class R                  $ 0.1697
                               Class Y                  $ 0.1884
                               Class R5                 $ 0.1894
                               Class R6                 $ 0.1931

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                   107,389
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class C                    76,896
                               Class R                     1,435
                               Class Y                    99,293
                               Class R5                      451
                               Class R6                   13,313

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                  $   7.78
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class C                  $   7.75
                               Class R                  $   7.80
                               Class Y                  $   7.77
                               Class R5                 $   7.79
                               Class R6                 $   7.79

Invesco Low Volatility Equity Yield Fund                         SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/28/2015
File number :       811-09913
Series No.:         7

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                       $ 2,944
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                       $   107
                               Class C                       $   373
                               Class R                       $     2
                               Class Y                       $    82
                               Investor Class                $   858
                               Class R5                      $   234

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                       $0.1552
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                       $0.1103
                               Class C                       $0.1100
                               Class R                       $0.1400
                               Class Y                       $0.1704
                               Investor Class                $0.1557
                               Class R5                      $0.1794

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                        20,155
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                           834
                               Class C                         3,551
                               Class R                            18
                               Class Y                           548
                               Investor Class                  5,761
                               Class R5                        1,423

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                       $ 10.63
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                       $ 10.47
                               Class C                       $ 10.45
                               Class R                       $ 10.58
                               Class Y                       $ 10.68
                               Investor Class                $ 10.67
                               Class R5                      $ 10.69

Invesco Global Real Estate Income Fund                         SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/28/2015
File number :       811-09913
Series No.:         10

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                  $14,303
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                  $    34
                               Class C                  $ 2,461
                               Class Y                  $11,538
                               Class R5                 $   644
                               Class R6                 $    38

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                  $0.2311
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                  $0.1954
                               Class C                  $0.1954
                               Class Y                  $0.2421
                               Class R5                 $0.2451
                               Class R6                 $0.2490

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                   63,724
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                      160
                               Class C                   12,659
                               Class Y                   48,562
                               Class R5                   2,659
                               Class R6                     188

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                  $  9.50
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                  $  9.49
                               Class C                  $  9.48
                               Class Y                  $  9.48
                               Class R5                 $  9.50
                               Class R6                 $  9.51

Invesco Core Plus Bond Fund                                    SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/28/2015
File number :       811-09913
Series No.:         11

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                  $ 6,913
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                  $   166
                               Class C                  $   653
                               Class R                  $    89
                               Class Y                  $   682
                               Class R5                 $    23
                               Class R6                 $ 5,412

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                  $0.2028
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                  $0.1618
                               Class C                  $0.1618
                               Class R                  $0.1890
                               Class Y                  $0.2162
                               Class R5                 $0.2160
                               Class R6                 $0.2190

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                   38,810
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                      967
                               Class C                    4,827
                               Class R                      502
                               Class Y                    6,965
                               Class R5                      55
                               Class R6                  24,675

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                  $ 11.01
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                  $ 11.01
                               Class C                  $ 11.01
                               Class R                  $ 11.01
                               Class Y                  $ 11.02
                               Class R5                 $ 11.00
                               Class R6                 $ 11.00

Invesco Growth and Income Fund                                 SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/28/2015
File number :       811-09913
Series No.:         12

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                  $ 70,808
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                  $  1,039
                               Class C                  $  3,312
                               Class R                  $  2,180
                               Class Y                  $ 33,074
                               Class R5                 $ 12,756
                               Class R6                 $ 10,810

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                  $ 0.5385
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                  $ 0.5346
                               Class C                  $ 0.3229
                               Class R                  $ 0.4674
                               Class Y                  $ 0.6100
                               Class R5                 $ 0.6404
                               Class R6                 $ 0.6682

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                   188,625
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                     2,544
                               Class C                    12,565
                               Class R                     6,000
                               Class Y                    83,611
                               Class R5                   30,776
                               Class R6                   29,337

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                  $  26.73
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                  $  26.52
                               Class C                  $  26.44
                               Class R                  $  26.74
                               Class Y                  $  26.75
                               Class R5                 $  26.78
                               Class R6                 $  26.79

Invesco Equally-Weighted S&P 500 Fund                          SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/28/2015
File number :       811-09913
Series No.:         13

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                  $16,859
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                  $    76
                               Class C                  $ 2,502
                               Class R                  $   625
                               Class Y                  $16,047
                               Class R6                 $ 1,937

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                  $0.4917
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                  $0.2585
                               Class C                  $0.2585
                               Class R                  $0.4128
                               Class Y                  $0.5866
                               Class R6                 $0.6198

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                   37,382
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                      263
                               Class C                   12,960
                               Class R                    1,757
                               Class Y                   35,040
                               Class R6                   3,371

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                  $ 50.21
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                  $ 50.06
                               Class C                  $ 48.41
                               Class R                  $ 50.03
                               Class Y                  $ 50.61
                               Class R6                 $ 50.64

Invesco California Tax-Free Income Fund                         SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/28/2015
File number :       811-09913
Series No.:         14

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                 $ 5,862
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                 $   313
                               Class C                 $   385
                               Class Y                 $   480

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                 $0.2368
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                 $0.2403
                               Class C                 $0.2076
                               Class Y                 $0.2529

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                  25,166
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                   1,274
                               Class C                   2,182
                               Class Y                   1,997

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                 $ 12.28
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                 $ 12.39
                               Class C                 $ 12.36
                               Class Y                 $ 12.33

Invesco Equity and Income Fund                                 SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/28/2015
File number :       811-09913
Series No.:         17

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                  $178,116
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                  $  5,600
                               Class C                  $ 22,837
                               Class R                  $  3,789
                               Class Y                  $ 14,273
                               Class R5                 $  7,866
                               Class R6                 $  3,021

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                  $ 0.2001
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                  $ 0.1540
                               Class C                  $ 0.1548
                               Class R                  $ 0.1866
                               Class Y                  $ 0.2143
                               Class R5                 $ 0.2183
                               Class R6                 $ 0.2237

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                   984,660
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                    35,732
                               Class C                   165,468
                               Class R                    22,543
                               Class Y                    74,412
                               Class R5                   44,848
                               Class R6                   13,401

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                  $  10.46
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                  $  10.22
                               Class C                  $  10.28
                               Class R                  $  10.51
                               Class Y                  $  10.46
                               Class R5                 $  10.47
                               Class R6                 $  10.47

Invesco S&P 500 Index Fund                                     SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/28/2015
File number :       811-09913
Series No.:         21

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                 $ 6,708
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                 $    42
                               Class C                 $   776
                               Class Y                 $   489

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                 $0.2601
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                 $0.1210
                               Class C                 $0.1209
                               Class Y                 $0.3091

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                  25,708
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                     304
                               Class C                   7,104
                               Class Y                   1,909

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                 $ 22.68
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                 $ 22.26
                               Class C                 $ 22.00
                               Class Y                 $ 22.92

Invesco American Franchise Fund                                SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending:  2/28/2015
File number :       811-09913
Series No.:         22

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                 525,228
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                  12,688
                               Class C                                  25,331
                               Class R                                   1,923
                               Class Y                                   9,148
                               Class R5                                  2,868
                               Class R6                                  7,806

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                $  17.53
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                $  17.09
                               Class C                                $  16.69
                               Class R                                $  17.36
                               Class Y                                $  17.72
                               Class R5                               $  17.71
                               Class R6                               $  17.74

Invesco Pennsylvania Tax Free Income Fund                         SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/28/2015
File number :       811-09913
Series No.:         25

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                 $ 1,941
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                 $    26
                               Class C                 $   135
                               Class Y                 $    54

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                 $0.2826
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                 $0.2832
                               Class C                 $0.2281
                               Class Y                 $0.3035

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                   6,836
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                      85
                               Class C                     571
                               Class Y                     201

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                 $ 16.65
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                 $ 16.68
                               Class C                 $ 16.67
                               Class Y                 $ 16.66

Invesco Small Cap Discovery Fund                               SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending:  2/28/2015
File number :       811-09913
Series No.:         26

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                                  46,958
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                     950
                               Class C                                   6,372
                               Class Y                                   9,134
                               Class R5                                  4,020
                               Class R6                                  9,843

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                                 $ 11.12
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                                 $  9.92
                               Class C                                 $  9.28
                               Class Y                                 $ 11.54
                               Class R5                                $ 11.59
                               Class R6                                $ 11.62

Invesco Strategic Real Return Fund                             SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/28/2015
File number :       811-09913
Series No.:         27

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                  $   146
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class C                  $     4
                               Class R                  $    --
                               Class Y                  $   145
                               Class R5                 $    --
                               Class R6                 $    --

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                  $0.1809
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class C                  $0.1438
                               Class R                  $0.1686
                               Class Y                  $0.1933
                               Class R5                 $0.1933
                               Class R6                 $0.1933

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                      862
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class C                       43
                               Class R                        1
                               Class Y                      748
                               Class R5                       1
                               Class R6                       1

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                  $  9.88
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class C                  $  9.88
                               Class R                  $  9.88
                               Class Y                  $  9.89
                               Class R5                 $  9.89
                               Class R6                 $  9.89